                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-A


               For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or 12(g) of the
                        Securities Exchange Act of 1934


                            HINES HORTICULTURE, INC.
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             (Exact Name of Registrant as Specified in its Charter)


               DELAWARE                                  33-0803204
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


         12621 JEFFREY ROAD
         IRVINE, CALIFORNIA                                92620
----------------------------------------    ------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                Name of Each Exchange on which
         to be so Registered                Each Class is to be Registered
         -------------------                ------------------------------
            Not Applicable                          Not Applicable
-------------------------------------  -----------------------------------------

-------------------------------------  -----------------------------------------

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
                                   333-51943
                                ---------------
                                (If applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
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                                (Title of Class)

--------------------------------------------------------------------------------
                                (Title of Class)

                               Page 1 of 3 Pages
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Item 1.   Description of Registrant's Securities to be Registered

          The Description of the Registrant's Common Stock, par value $.01 per share (the "Common Stock"), as included under the caption "Description of Capital Stock" in the Prospectus forming a part of the Registrant's Registration Statement on Form S-1, originally filed with the Securities and Exchange Commission (the "Commission") on May 6, 1998, Registration Number 333-51943, including exhibits, and as may be subsequently amended from time to time (the "Registration Statement"), is hereby incorporated by reference. Capitalized terms used herein and not otherwise defined having the meanings assigned to them in the Registration Statement.

Item 2.   Exhibits.

          Number                           Description
          ------                           -----------
            1.      Form of certificate representing Common Stock (incorporated herein by reference to Exhibit 4.1 to the Registration
                    Statement).

            2.      Restated Certificate of Incorporation of the Registrant
                    (incorporated herein by reference to Exhibit 3.1 to the Registration Statement).

            3. By-Laws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Registration Statement).

                               Page 2 of 3 Pages
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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    HINES HORTICULTURE, INC.
                                    ------------------------
                                          (Registrant)


Date: June 11, 1998                 By:  /s/ Claudia M. Pieropan
                                         -------------------------------------
                                         Claudia M. Pieropan
                                         Chief Financial Officer

                               Page 3 of 3 Pages